Dreyfus

BASIC New Jersey Municipal Money Market Portfolio

ANNUAL REPORT August 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                                           New Jersey Municipal

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio, covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro McGovern.

When the period began, financial crises in overseas markets produced concerns among investors that economies in the U.S. and abroad might slow. In response, the Federal Reserve Board reduced short-term interest rates in an attempt to stimulate economic growth. Its strategy apparently worked, because signs of renewed economic strength became evident early in 1999, fueling fears that inflationary pressures might re-emerge. The Federal Reserve then reversed course, raising short-term interest rates twice during the summer of 1999 and effectively reversing most of last fall's interest-rate cuts.

Tax-exempt money market yields were also influenced by supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet, investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields relative to taxable money market yields during the first eight months of 1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC New Jersey Municipal Money Market Portfolio.

Sincerely,


[Stephen E. Canter signature]


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 14, 1999




DISCUSSION OF PERFORMANCE

Jill Shaffro McGovern, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal  Money Market Portfolio perform?

For the 12-month period ended August 31, 1999, the portfolio produced a tax-exempt yield of 2.59%. Taking into account the effects of compounding, the portfolio provided an effective yield of 2.62%.(1) The portfolio provided a total return of 2.62% (2) compared to the Lipper New Jersey Tax-Exempt Money Market Funds category average return of 2.51% over the same period.(3)

What is the portfolio's investment approach?

Our goal is to seek a high level of federal and New Jersey state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant
in    our    efforts    to    preserve    capital.

To achieve this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the portfolio' s average maturity in anticipation of interest rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply as many municipalities currently issue short-term debt, we may decrease the average maturity of the fund to enable it to purchase new securities with higher yields. That' s because yields tend to rise if many issuers are competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the fund's average maturity. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends and future supply-demand considerations.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to soften the effects of weakening foreign economies and sustain domestic economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity and to ease less accommodative financial conditions domestically. An additional consequence was lower yields on money market securities.

The Federal Reserve Board's strategy was apparently successful. Evidence emerged in 1999 that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected. In the United States, consumer confidence was at a 30-year high, and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflation pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall's rate cuts. Because the market anticipated this change in monetary policy in the weeks before it was announced, short-term, tax-exempt yields rose during the second quarter.

Tax-exempt money market yields did not rise as much as comparable taxable yields, primarily because New Jersey -- and many other states -- have enjoyed higher tax revenues during this period of economic prosperity. As a result, New Jersey and many of its municipalities have had little need to borrow in order to satisfy their short-term obligations. The relative lack of supply amid steady investor demand helped constrain the rise of short-term, tax-exempt yields.


What is the portfolio's current strategy?

We have continued to focus on very high-quality, liquid money market instruments from an array of New Jersey issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. Because VRDNs can be redeemed at the buyer's option after either one day or seven days, they afford the fund a high degree of liquidity as well as high credit quality. Accordingly, as of August 31, much of the portfolio was composed
of   VRDNs.   The  remainder  was  comprised  primarily  of  tax-exempt  notes.

As of August 31, the portfolio's average maturity was at 40 days. Our strategy has been to retain the flexibility we need to capture competitive yields while remaining capable of responding quickly to changing market conditions. We are looking forward to the expected issuance of $850 million of commercial paper by the state of New Jersey. As we move into the fourth quarter and await further clarification of Fed policy, we expect to utilize the flexibility these securities will provide.

September 14, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

August 31, 1999

                                                                              Principal

TAX EXEMPT INVESTMENTS--97.6%                                                Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------

Atlantic County Improvement Authority, Revenue, VRDN

  (Aces Pooled Government Loan Program)

   2.75% (LOC; Kredietbank)                                                    4,000,000 (a)  4,000,000

Burlington County, BAN 3.50%, 6/9/2000                                         1,000,000      1,002,309

Essex County, TAN 3.50%, 11/18/1999                                            2,500,000      2,501,721

Essex County Improvement Authority, BAN 3.50%, 3/31/2000                       5,000,000      5,009,818

Hudson County Improvement Authority, VRDN
   (Essential Purpose Pooled Government)

   3.20% (LOC; Comerica Bank)                                                  4,700,000 (a)  4,700,000

Middlesex County, Refunding 4%, 10/1/1999                                      1,115,000      1,115,760

Monmouth County Improvement Authority, Revenue, VRDN
  (Aces Pooled Government Loan Program)
   2.80% (LOC; The Bank of New York)                                           5,350,000 (a)  5,350,000

Morristown, BAN 3.50%, 5/3/2000                                                4,900,000      4,909,492
New Jersey Economic Development Authority, VRDN:
  Dock Facility Revenue, Refunding (Bayonne/IMTT Project)

       2.95%, Series A (LOC; First Chicago Corp.)                              7,250,000 (a)  7,250,000

   EDR (Dow Chemical-El Dorado Terminal)

       2.60%, Series B (LOC; Dow Chemical Co.)                                 3,500,000 (a)  3,500,000

   Industrial and EDR (Merck and Co.) 3.55%, Series A and B                    1,700,000 (a)  1,700,000

   Revenue:

       (Hoffman-La Roche Inc. Project)
          2.75% (LOC; Bayerische Landesbank)                                   2,000,000 (a)  2,000,000

       Thermal Energy Facilities

          (Thermal Energy Limited Partnership)

          2.85% (LOC; First Chicago Corp. )                                    3,000,000 (a)  3,000,000

       (U.S. Golf Association Project) 3.10% (LOC; PNC Bank)                   2,400,000 (a)  2,400,000

   Water Facilities Revenue, Refunding
       (United Water New Jersey Inc. Project)
       2.60%, Series A (Insured; AMBAC and Liquidity Facility;
       The Bank of New York)                                                   2,100,000 (a)  2,100,000

New Jersey Health Care Facilities Financing Authority,
   Revenue, VRDN:

       (Hospital Capital Asset Financing):

          3.05%, Series A (LOC; Chase Manhattan Bank)                          6,500,000 (a)  6,500,000

          3.05%, Series D (LOC; Chase Manhattan Bank)                          6,000,000 (a)  6,000,000

       Refunding (Christian Health) 2.95%, Series 1997B
          (LOC; Valley National Bank)                                          3,700,000 (a)  3,700,000

New Jersey Sports and Exposition Authority,
   State Contract, VRDN
   3%, Series C
   (Insured; MBIA and Liquidity Facility; Credit Suisse)                       9,845,000 (a)  9,845,000


                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                            Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------

New Jersey Transportation Trust Fund Authority,
  Transportation System

   5%, Series A, 12/15/1999                                                    2,250,000      2,261,745

New Jersey Turnpike Authority,
   Turnpike Revenue, Refunding, VRDN

   2.60%, Series D (Insured; FGIC and SBPA; Societe Generale)                  1,900,000 (a)  1,900,000

Port Authority of New York and New Jersey,
   Special Obligation Revenue, VRDN

   (Versatile Structure Obligation):

       2.60%, Series 2 (LOC; Morgan Guaranty Trust Co.)                        2,700,000 (a)  2,700,000

       2.75%, Series 4 (LOC; Landesbank Hessen)                                5,300,000 (a)  5,300,000

       2.90%, Series 5 (Liquidity Facility; Bayerische Landesbank)             8,000,000 (a)  8,000,000

Salem County Pollution Control Financing Authority,
   PCR, Refunding, VRDN
   (Public Service Electric and Gas)
   2.80% (BPA; Union Bank of Switzerland and Insured; MBIA)                    5,700,000 (a)  5,700,000

Somerset County Industrial Pollution Control Financing Authority,
   Revenue, Refunding, VRDN

   (American Cyanamid) 2.75% (LOC; American Home Products)                     4,100,000 (a)  4,100,000

Trenton, BAN 3.50%, 5/19/2000                                                                 2,700,000  2,705,550
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $109,251,395)                                              97.6%    109,251,395

CASH AND RECEIVABLES (NET)                                                          2.4%      2,694,947

NET ASSETS                                                                        100.0%    111,946,342

                                                                                           The Portfolio

Summary of Abbreviations

AMBAC           American Municipal Bond                    MBIA         Municipal Bond Investors Assurance

                   Assurance Corporation                                   Insurance Corporation

BAN             Bond Anticipation Notes                    PCR          Pollution Control Revenue

BPA             Bond Purchase Agreement                    SBPA         Standby Bond Purchase Agreement

EDR             Economic Development Revenue               TAN          Tax Anticipation Notes

FGIC            Financial Guaranty Insurance Company       VRDN         Variable Rate Demand Notes

LOC             Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                87.5

AAA/AA( b)                       AAA/AA (b)                      AAA/AA (b)                      4.9

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                   7.6

                                                                                               100.0


(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999

                                                            Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           109,251,395   109,251,395

Cash                                                                  2,150,697

Interest receivable                                                     597,456

Prepaid expenses                                                          4,739

                                                                    112,004,287
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,091

Accrued expenses                                                         29,854

                                                                         57,945
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     111,946,342
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     111,950,221

Accumulated net realized gain (loss) on investments                     (3,879)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      111,946,342
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       111,950,221

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF OPERATIONS

Year Ended August 31, 1999


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,519,579

EXPENSES:

Management fee--Note 2(a)                                              579,189

Shareholder servicing costs--Note 2(b)                                 105,201

Professional fees                                                       23,052

Registration fees                                                       18,452

Custodian fees                                                          11,813

Prospectus and shareholders' reports                                     6,893

Directors' fees and expenses--Note 2(c)                                  2,234

Miscellaneous                                                            6,140

TOTAL EXPENSES                                                         752,974

Less--reduction in management fee due to
   undertaking--Note 2(a)                                             (231,113)

NET EXPENSES                                                           521,861

INVESTMENT INCOME--NET                                               2,997,718
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                    (400)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  2,997,318

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                               --------------------------------

                                                     1999                1998
-------------------------------------------------------------------------------


OPERATIONS ($):

Investment income--net                           2,997,718          3,819,515

Net realized gain (loss) on investments               (400)            (3,479)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,997,318           3,816,036
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (2,997,718)        (3,819,515)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share) ($):

Net proceeds from shares sold                   69,013,860         79,800,472

Dividends reinvested                             2,911,992          3,709,795

Cost of shares redeemed                        (78,601,601)      (101,437,681)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              (6,675,749)       (17,927,414)

TOTAL INCREASE (DECREASE) IN NET ASSETS         (6,676,149)       (17,930,893)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            118,622,491        136,553,384

END OF PERIOD                                  111,946,342        118,622,491

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                      Year Ended August 31,
                                                              ---------------------------------

                                                              1999      1998    1997    1996(a)
------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          1.00      1.00      1.00      1.00

Investment Operations:

Investment income--net                                        .026      .030      .031      .025

Distributions:

Dividends from investment income--net                        (.026)    (.030)    (.031)    (.025)

Net asset value, end of period                                1.00      1.00      1.00      1.00
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              2.62      3.01      3.17      3.38(b)
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .45       .45       .36      .06(b)

Ratio of net investment income

   to average net assets                                      2.59      2.97      3.12     3.25(b)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                          .20      .19       .27       .68(b)
------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      111,946  118,622   136,553   100,248

(A)  FROM DECEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.
(B)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement
date    and    recognized    on    the     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $13,002 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of $3,479 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to August 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $352 of carryover expires in fiscal 2006 and $3,127 expires in fiscal 2007.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $231,113 during the period ended August 31, 1999.

(B) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1999, the portfolio was charged $91,287 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 1999, the portfolio was charged $8,776 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                       The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus BASIC New Jersey Municipal Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

October 4, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1999 as exempt-interest dividends (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

                                                       The Portfolio


                                                           For More Information

                        Dreyfus BASIC New Jersey Municipal Money Market
                        Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  127AR998